2021 Analyst Day August 5, 2021 | New York City Enabling a Sustainable Ecosystem Follow Us @onsemi Exhibit 99.1

This presentation contains “forward-looking statements,” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated in this presentation could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor, including financial guidance for the year ending December 31, 2021. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates” or by discussions of strategy, plans, or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates, and assumptions and involve risks, uncertainties, and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. You should carefully consider the trends, risks, and uncertainties described in this presentation, our 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 16, 2021, our Quarterly Report on Form 10-Q for the second quarter of 2021 filed on August 2, 2021 and other reports filed with or furnished to the SEC, before making any investment decision with respect to our securities. If any of these trends, risks, or uncertainties actually occurs or continues, our business, financial condition, or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.  This presentation contains historical non-GAAP financial measures, including free cash flow (FCF), non-GAAP earnings per share (EPS), non-GAAP profit before taxes, and ratios based on them. See the Appendix for a description of these financial measures and a reconciliation of all such non-GAAP financial measures to GAAP. This presentation also contains forward-looking non-GAAP financial measures that are adjusted for certain special items. These special items are out of our control and could change significantly from period to period. As a result, we are not able to reasonably estimate and separately present the individual impact of these special items, and we are similarly unable to provide a reconciliation of the non-GAAP measures. The reconciliation that is unavailable would include a forward-looking income statement, balance sheet, and statement of cash flows prepared in accordance with GAAP. Safe Harbor Statement

Governments are asking Employees are demanding Companies are investing Shareholders are requiring It’s just the right thing to do!

Greenhouse Gas Emission Trend Global Greenhouse Gas Emissions by Economic Sector 10% 25% 21% 24% 14% 6% Industrial and Automotive account for 66% of all Global Greenhouse Gas emissions Source: IPCC (2014) Global Greenhouse Gas Emissions by Economic Sector Automotive 14% Industrial 52%

5G Infrastructure Advanced Safety Energy Infrastructure Vehicle Electrification Cloud Power Medical Auto ICE Automation ADAS Lidar Machine Vision Automotive Lighting EV Charging

5G Infrastructure Advanced Safety Energy Infrastructure Vehicle Electrification Cloud Power Medical Auto ICE Automation ADAS Lidar Machine Vision Automotive Lighting EV Charging Sustainability drives a common theme across all markets

Power Sensing Power Sensing

Sensing is Everywhere Industrial automation driving output efficiency Automotive OEMs increasing the pace of adoption of autonomy features – L2+ Power is the New Frontier Climate and Sustainability are main demand drivers for electrification & power efficiency Efficient power production, distribution and consumption will be key Automotive and Industrial accelerating electrification and automation Power Sensing Innovative companies with disruptive technologies and strong ecosystems will win

Synergistic goals drive investments in industrial automation for all industries including automotive Customers value innovation and differentiation, to develop a sustainable ecosystem Trends in adjacent markets present new opportunities to leverage similar technologies – e.g. Cloud Power Power and Sensing go hand-in-hand. Together, they are driving massive disruption in industrial and automotive markets Power and Sensing are a Winning Combination

Sources:OMDIA – Power Discrete and Module Market Tracker – Preliminary – 2020, Jul ’21  OMDIA – Power IC Market Tracker – Preliminary 2020, May ’21 Intelligent Intelligent Power 6% 2021-2025 TAM CAGR Sensing 10% 2021-2025 TAM CAGR

Sources:OMDIA – Power Discrete & Module Market Tracker – Preliminary – 2020, Jul ’21  OMDIA – Power IC Market Tracker – Preliminary 2020, May ’21  Use 2021-24 CAGR as growth rate for 2025 Power IC in Power Machine Vision ADAS Lidar Energy Infrastructure Automotive Lighting 5G Infrastructure EV Charging Auto ICE Vehicle Electrification Cloud Power Advanced Safety Automation Medical Intelligent Sensing 10% 2021 – 2025 TAM CAGR Intelligent Power 6% 2021 – 2025 TAM CAGR

Advanced Safety Automation Medical Sources:OMDIA – Power Discrete & Module Market Tracker – Preliminary – 2020, Jul ’21  OMDIA – Power IC Market Tracker – Preliminary 2020, May ’21  Use 2021-24 CAGR as growth rate for 2025 Power IC in Power Machine Vision ADAS Lidar Energy Infrastructure Automotive Lighting 5G Infrastructure EV Charging Auto ICE Vehicle Electrification Cloud Power Intelligent Sensing 10% 2021 – 2025 TAM CAGR Intelligent Power 6% 2021 – 2025 TAM CAGR Intelligent Power Intelligent Sensing 10% 2021 – 2025 TAM CAGR 6% 2021 – 2025 TAM CAGR $64B $10B

Commercial sensors fail to address required use cases Night driving, smoke and fog, and distance object detection, to name a few, are features that drive cost to “maybe” achieve safety Slow image sensing reduces factory throughput and kills efficiency WEIGHT / FORM FACTOR COST EFFICIENCY Power tradeoffs impede optimal system performance Low efficiency power products meet aggressive cost targets … … that reduce battery-to-drivetrain conversion efficiency, resulting in lower range or power… … offset by additional batteries, which add weight

COST
WEIGHT / FORM FACTOR
EFFICIENCY

onsemi's intelligent power solutions give customers the power of the "AND"

Through sensing integration, **onsemi**'s intelligent power solutions achieve the **highest efficiency compared to our peers**…

…to allow lower temperature operation, reducing cooling requirements, **saving cost and minimizing weight**

…delivering the required power with **less die per module** while **achieving higher range** for a given battery capacity onsemi's intelligent power allows OEMs to exceed range targets with lower weight and reduce system cost through unparalleled efficiency onsemi's intelligent sensing offers the most advanced features to achieve optimal results

Integration drives efficiency by delivering performance in the **smallest footprint**…

…and **reducing system latency** to increase safety and throughput… by providing a proprietary feature set to **solve all use cases**

onsemi's intelligent sensing solutions offer proprietary features in the smallest packages that support all use cases customers require to solve their complex problems

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Energy Infrastructure Factory Automation Electric Vehicles Charging 5G & Cloud Power Advanced Safety Energy Infrastructure Factory Automation Electric Vehicles Charging 5G & Cloud Power Advanced Safety

5G & Cloud Power Accelerated pace of data center deployments Increase in power consumption with every new processor generation and higher physical density 5G deployments worldwide 5G & Cloud Power

5G & Cloud Power 5G & Cloud Power > $300 per platform Accelerated pace of data center deployments Increase in power consumption with every new processor generation and higher physical density 5G deployments worldwide onsemi wins with high efficiency intelligent power solutions to optimize power consumption in cloud and telecom infrastructure

Energy Infrastructure Factory Automation Charging Aggressive push towards de-carbonization of power grid Coal-generated power contributed 30% of greenhouse gas emissions Renewable energy contribution quadrupled over the last decade with 50% growth expected over the next 5 years driven by climate actions       Energy storage systems required to bridge daily cycles Investments by governments, private operators and EV OEMs in charging infrastructure Need for fast charging drives power content – targeting a full charge in 20 to 30 minutes Focus on increasing productivity and throughput Ensure quality, safety and efficiency in industrial processes Intelligence – autonomous systems to make decisions based on programmed parameters and AI – robots and collaborative robots (cobots) Energy Infrastructure Factory Automation Charging Sources: Emissions – Global Energy & CO2 Status Report 2019 – Analysis – IEA https://www.ehn.org/renewable-energy-growing-2640193068.html - Last 10 yrs data https://www.theguardian.com/environment/2019/oct/21/renewable-energy-to-expand-by-50-in-next-five-years-report - Next 5 yrs data

Global Shutter Enhances Machine Vision… 120fps for Machine Vision applications High Quantum Efficiency (QE) at Near Infra-Red (NIR) light Reduces active illumination power Increases range for depth applications Leading shutter efficiency in the smallest package onsemi Global Shutter Rolling Shutter QE: Quantum efficiency. A measure of ability to convert photons to electrons NIR: Near Infra-Red. Scanning, Driver monitoring, Wavelength below what the human eye can detect Only Global Shutter can detect eyes blinking in Automotive Safety Systems

Aggressive push towards de-carbonization of power grid Coal-generated power contributed 30% of greenhouse gas emission Renewable energy contribution quadrupled over the last decade with 50% growth over the next 5 years driven by climate actions Energy storage systems required to bridge daily cycles Investments by governments, private operators and EV OEMs in charging infrastructure Need for fast charging drives power content – targeting a full charge in 20 to 30 minutes. Focus on increasing productivity and throughput Ensure quality, safety and efficiency in industrial processes Intelligence – autonomous systems to make decisions based on programmed parameters and AI – robots and collaborative robots (cobots) Energy Infrastructure Factory Automation Charging onsemi wins with high-speed intelligent sensing for robotics, scanning and inspection and the widest intelligent power portfolio across voltages and technologies onsemi wins with high efficiency intelligent power solutions with SiC for charging a car in 20-30 minutes $3,000 – $10,000 per factory > $600 per inverter $2,000 – $4,000 per charger onsemi wins with high efficiency intelligent power solutions with both IGBT and SiC for increased power throughput

Consumer demand for safety features and government mandates for features such as frontal collision avoidance drives faster adoption System must achieve highest safety level (ASIL D) for both Intelligent Power and Sensing Unique Automotive use cases require feature integration and intelligent sensing that cannot fail Advanced Safety Advanced Safety

State of the Art Functional Safety Analyzed over 4,000 failure modes to ensure corrective action during failure Combined Intelligent Power with our Intelligent Sensing for achieving ASIL D Functional Safety Perception and Sensing cannot fail More coverage than the competition onsemi is saving 9 lives per hour Best-in-Class Vision beyond the human eye – our image sensors are saving lives Larger market share than all competitors combined

Long Distance Multiple Object Detection onsemi’s 8MP Automotive Sensor at 185 Meters Vehicle Boulder (12” height) Pedestrian

Vehicle Boulder (12” height) Pedestrian Long Distance Multiple Object Detection onsemi’s 8MP Automotive Sensor at 185 Meters

Long Distance Multiple Object Detection onsemi’s 8MP Automotive Sensor at 185 Meters 100x Human Eye… under all conditions

Humans perceive the world in 3 Dimensions Why should our cars be limited to 2? …and going beyond what a human can see

$200 – $1,000 per L2+ vehicle Consumer demand for safety features and government mandates for features such as frontal collision avoidance drive faster adoption System must achieve highest safety level (ASIL D) for both Intelligent Power and Sensing Unique Automotive use cases require feature integration and intelligent sensing that cannot fail onsemi wins with the highest level of efficiency and functional safety for a total ADAS solution Advanced Safety

Electric Vehicles Accelerated pace of electrification, due to regulations and consumer acceptance Automotive OEMs expanding EV offerings, competing on range and performance Electric Vehicles

2030 Auto OEMs Accelerating EV Rollout 2025 15 New Launches 50% of Global Sales $7.4B US Investment Enhanced Production Facilities & Smart Mobility Solutions 30 Model Launches 1M Unit Sales 15-25% of Sales 10+ New Models 50% of Global Deliveries 2025: 38% Europe, 31% US 2030: 70% Europe, 35% US > 70% of Europe, 50% of China and US €16B investments in hybridization, e-mobility, & digitalization up to 2025 100% in Europe, 40%+ globally $1B for EV manufacturing center in Cologne. Planned electrification spending to be $30B+ 40% of Global Sales

    By 2028, xEV will be >50% of vehicle sales Sources:EV/ IC breakdown: Credit Suisse – Mar 26 2021 – Global Semiconductor Sector – Automotive semis – Powering the EV megatrend – Report Sensor: TSR_Automotive_Sensing_System_Market_Analysis_2019_English_b (002) Breadth of portfolio will enable fastest content growth

ADAS, Infotainment, HUD Doors, Seating, Keyless entry, Gateway Modules DC/DC HV-LV, 48V-12V HV Loads E-Compressor, Pump ON Board Chargers, HV Loads Battery Management 48V BSG, Loads HV Powertrain Traction Inverter onsemi’s most comprehensive solutions are going to win the content battle

SiC MOSFETs IGBTs 10M 1M 100k 10k 1k 1k 10k 100k 1M fsw [Hz] Pout [W] Breadth of technology is the foundation to win Innovation in switching technologies is key to driving power efficiency onsemi is the leader in Silicon and investing to lead the competition in SiC

Customers require depth and breadth of solutions…

Discretes


TOLL


D2PAK-7L


PQFN8x8


SO8FL


LFPAK


TO-247-HV


TO-247-3L

Modules


F5


DIP26


F1


F2


APM19


Q1

Traction Modules


Single-Sided 6-Pack (**IGBT**, **SiC MOSFET**)


Dual-Side Direct Cooled (**IGBT**)


Single-Sided Indirect Cooled
(**SiC MOSFET**)

***onsemi** offers customers what they need to win*

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… and you need a scalable solution … 100kW to 300kW scalable / stackable power solution Luxury SUV 250kW Mid-Size Sedan 150kW … to meet the wide range of OEM vehicle platforms

…and you keep innovating to maintain the power leadership Innovative cell and trench structure → High efficiency → Longer range Efficient interconnect and direct cooling → High power density → Less weight Fewer Chips to deliver same power → Lower cost 210kW Drive Switch 4 Chips 3 Chips 2 Chips SiC Technology ▼ 16% ▼ 25% Hex Cell Strip Cell Trench Cell ▼ 15% Package Technology ▼ 20%

INTELLIGENT POWER Gate Driver + Boost + Basic Protection Heatsink I,V,T Sensors POWER Gate Driver + Boost + Basic Protection Heatsink I,V,T Sensors … and you add intelligence through integration to create value An intelligent module is one that not only senses critical parameters, but also acts intelligently on the data, to protect itself from failure at any operating condition

> $750 of power content per vehicle Electric Vehicles Accelerated pace of electrification, due to regulations and consumer acceptance Automotive OEMs expanding EV offerings, competing on range and performance onsemi wins with high efficiency power solutions for extending the driving range

xEV – L2+ $750 Dual Growth Vectors Fuel Future Growth ICE 48V xEV L0 / 1 L2+ L4/5 xEV – L4 / 5 $1,600 Advanced Safety Source: onsemi internal estimates Drivetrain Actual Customer Content ICE / L1 2019 $131 48 / L2+ 2020 $160 xEV/ L2+ 2022 $715 ICE – L0 / 1 $50 48V – L2+ $280

xEV – L2+ $750 Dual Growth Vectors Fuel Future Growth ICE 48V xEV L0 / 1 L2+ L4/5 xEV – L4 / 5 $1,600 Advanced Safety Source: onsemi internal estimates Drivetrain Actual Customer Content ICE / L1 2019 $131 48 / L2+ 2020 $160 xEV/ L2+ 2022 $715 ICE – L0 / 1 $50 48V – L2+ $280 Electrification and ADAS drive 30x more content for

> $600 per inverter $2,000 – $4,000 per charger $200 – $1,000 per L2+ vehicle > $300 per platform > $750 per vehicle $3,000 – $10,000 per factory Energy Infrastructure Charging Advanced Safety Electric Vehicles 5G & Cloud Power Factory Automation drives content in every growth market in the sustainable ecosystem

We will push innovation to create intelligent power and sensing technologies that solve the most challenging customer problems Powering the electrification of the Automotive industry with our intelligent power technologies that allow for lighter and longer-range electric vehicles and enable efficient fast-charging systems Enhancing the Automotive mobility experience with our intelligent sensing technologies with imaging and depth sensing that make advanced vehicle safety and automated driving systems possible Propelling the sustainable energy evolution with our intelligent power technologies for the highest efficiency solar Strings, Industrial power and storage systems Enabling Industry 4.0 with our intelligent sensing technologies for smarter factories, buildings and homes Mission

Intelligent Sensing Intelligent Power Manufacturing Integration Channel Modules

Play to Win Focus on high-growth megatrends in Automotive and Industrial and win with onsemi intelligent power and sensing Double down and don’t dabble Invest in disruptive innovation to drive higher margin growth Implement Structural Changes Optimize organizational structure to reduce complexities Streamline manufacturing to match the strategy and not the other way around Attract and retain the best, diverse talent across the board Engage and empower employees to make expeditious, data-driven decisions Capture Value Focus on highly differentiated products that enable disruptive innovation Optimize manufacturing footprint and leverage expertise Eliminate price-to-value discrepancies Execute Leverage new leadership team with history of strong execution Drive accountability throughout the organization Reward employees for delivering superior results Winning Formula